Consolidation (Tables)	12 Months Ended
Dec. 31, 2025
Consolidation
Schedule of estimated fair value of the assets acquired and liabilities assumed at the date of Consolidation

Fair value
(in thousands)
Recognized amounts of identifiable assets obtained and liabilities assumed:
Cash	$433
Current assets, other than cash	2,576
Other assets	7
Other current liabilities	(1,425)
Total identifiable net assets obtained	1,591
Noncontrolling interests	(811)
$780